COLONIAL NEWPORT TIGER CUB FUND ANNUAL REPORT

AUGUST 31, 1997

[graphic omitted]
                            NOT FDIC | MAY LOSE VALUE
                             INSURED | NO BANK GUARANTEE

                   COLONIAL NEWPORT TIGER CUB FUND HIGHLIGHTS
                       SEPTEMBER 1, 1996 - AUGUST 31, 1997

INVESTMENT OBJECTIVE: Colonial Newport Tiger Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia: Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines.

THE FUND IS DESIGNED TO OFFER:
 |X| Access to entrepreneurial company stocks in fast-growing economies |X| Aggressive long-term growth potential
 |X|  Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "Several of the Asian Tiger markets experienced currency devaluations and declining stock markets during the period. However, on a relative basis, the Fund performed better than many other funds invested in this region, highlighting the value of active management in complex and fast moving markets such as the Asian Tiger markets." -- Robert Cameron

                   COLONIAL NEWPORT TIGER CUB FUND PERFORMANCE

                                           CLASS A      CLASS B     CLASS C\1/
   Inception Date                           6/3/96       6/3/96      6/3/96
-------------------------------------------------------------------------------

   12-month total returns, assuming        (2.36)%      (3.01)%      (3.01)%
   reinvestment of all distributions
   and no sales charge or contingent
   deferred sales charge (CDSC)
-------------------------------------------------------------------------------
   12-month total returns, assuming        (7.97)%      (7.86)%      (3.98)%
maximum offering price (MOP) and CDSC\2/
-------------------------------------------------------------------------------
   Net asset value per share at 8/31/97    $9.10        $9.02        $9.02

\1/  As of July 1, 1997, Class D shares were converted to Class C shares.

\2/ Maximum offering price (MOP) returns include the maximum sales charge of 5.75% for Class A shares. The contingent deferred sales charge (CDSC) returns reflect the maximum charge of 5% and 1%, respectively, for Class B and C shares. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.

The inception date for Class Z shares is 6/3/96 with a 12-month total return of negative 2.04%.

COUNTRY BREAKDOWN\3/                      TOP FIVE HOLDINGS\3/
(as of 8/31/97)                           (as of 8/31/97)
------------------------------------      -------------------------------------
1. Hong Kong .................. 82.2%     1. Four Seas Mercantile ........ 7.4%
2. Singapore .................. 12.2%     2. Li & Fung Ltd. .............. 7.3%
3. Indonesia ..................  3.5%     3. Sun Hung Kai Properties ..... 6.1%
4. Thailand ...................  2.1%     4. Dickson Concepts Int'l. Ltd.  5.7%
                                          5. Cheung Kong Holdings Ltd. ... 5.4%

\3/ Country and holdings breakdowns are calculated as a percent of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

PRESIDENT'S MESSAGE TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

Throughout much of the twelve months ended August 31, 1997, the Tiger countries of Asia were divided in two groups -- those countries with weak investment fundamentals and those with strong fundamentals. Colonial Newport Tiger Cub Fund benefitted from Newport's thorough top-down analysis, as a significant portion of its assets was invested in strong markets, which helped the Fund outperform the broad-based indices. Based on net asset value, the Fund's Class A shares posted a total return down 2.36% for the 12-month period ended August 31, 1997. This compares favorably with the MSCI Pacific Region (ex-Japan) Index performance of negative 3.02% over the same period.

Overexpansion, declining export growth, and weakening currencies in Thailand, Malaysia, and to a lesser extent, Indonesia and the Philippines have led to steep declines in these local stock markets. Fortunately, Colonial Newport Tiger Cub Fund had less than 6% of its assets invested in those economies with the greatest weaknesses. Reacting to the weakness in these markets and anticipated redemptions, some institutional managers reduced holdings in larger, more liquid markets such as Hong Kong and Singapore, where a significant portion of the Fund's assets were invested. Although the Fund's preference for smaller companies helped to shield investors from some of the declines in these markets, some recent spill-over selling has had a negative impact on performance.

Investing in strong economies and avoiding weak ones is nothing new for Newport Fund Management, Inc. Going forward, the Tiger countries are likely to continue to expand and contract at different rates, much like emerging markets in other parts of the world. Newport's significant experience, insightful top-down country selection and thorough company research are now more important than ever to global investors seeking growth potential in the Tigers of Asia.

The following report offers specific information on your Fund's performance. As always, we thank you for the opportunity to help meet your investment goals.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    October 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                           PORTFOLIO MANAGEMENT REPORT

[photo of Robert Cameron]

ROBERT CAMERON is portfolio manager of Colonial Newport Tiger Cub Fund and is a senior vice president of Newport Fund Management, Inc.

PERFORMANCE ENHANCED BY REDUCED EXPOSURE TO PROBLEM TIGER COUNTRIES

The Fund's Class A shares posted a total return down 2.36% for the 12-month period based on net asset value, outperforming the HSBC James Capel Smaller Asia Companies S.E. Asia Index and the MSCI Pacific Region (ex Japan) Index, which returned negative 11.65% and negative 3.02%, respectively. Our relative performance was enhanced in part by avoiding the problems that arose in some of the Tiger economies over the last year. For the period, over 50% of our assets were invested in Hong Kong.

RAPID GROWTH OF THE TIGERS HAVE LED TO A BROAD-BASED SELL OFF IN THESE MARKETS

Over the last year, the excesses resulting from the rapid growth of the Tigers have led to a broad-based sell off in these markets. In Thailand for example, the ability of local businesses to borrow in low interest currencies, like the U.S. dollar, created much liquidity. Some of this liquidity found its way into unproductive areas creating over-supply in many sectors. At the same time, slowing exports caused capital flows back into Thailand to slow dramatically and the Thai central bank had to use its foreign reserves to support the baht. By July, the central bank ran out of reserves and they had no choice but to devalue the baht. After the central bank of Thailand ran out of foreign currency reserves trying to strengthen the Baht, it raised interest rates -- a move that made it difficult for local businesses to grow. By July, the pressures were too great and the Baht was devalued. Stock market investors had already been selling in anticipation of the devaluation. This combination of local market declines and currency devaluation resulted in an overall market decline of 66% in U.S. dollar terms. Other countries in the region such as Malaysia, Indonesia and the Philippines have experienced similar situations, although their markets have declined less than Thailand's.

We see a bright side to the market events in these "problem" countries. As these economies slow, decreases in consumer spending will slow imports. Weakening currencies may increase these countries' global competitiveness, leading to increased exports and improved trade balances. In addition, weaker currencies in these countries are likely to accelerate foreign direct investment, promoting currency stability, lowering interest rates, and improving domestic economies and the environments for stocks.

The Fund benefitted from our thorough top-down analysis as our exposure to the weakening markets of Thailand, Malaysia, Indonesia and the Phillipines was low during the period. At the end of the period, our equity exposure outside of Hong Kong and Singapore was less than 6% of the Fund's total assets.

HONG KONG AND SINGAPORE FACE SOME WEAKNESSES DUE TO PROBLEM MARKETS

While much of Asia is experiencing slower economic growth, China is emerging from a three-year austerity program. Low inflation has allowed interest rates in China to come down. Meanwhile, China's exports have swelled, causing huge capital flows and resulting in foreign reserves of over U.S. $131 billion. Much of this new liquidity is spilling over into Hong Kong where strong corporate earnings growth, a booming property market and increased investor confidence regarding reunification with China caused the Hong Kong Hang Seng Index to rise more than 26% for the period.

Although Singapore is geographically close to the "problem" Tiger countries, it managed to weather the storm much better than its neighbors. Singapore has a 50% savings rate and a current account surplus of 15% of GDP. The Singapore government was able to keep interest rates low, while carefully guiding the currency lower, increasing its export competitiveness. Our equity holdings at the end of the period in Singapore were 12.2%.

Although there has been some weakness in these two stock markets recently, this weakness appears to be driven by investors in the region having difficulty selling stocks in the "problem" markets who then turn to Hong Kong and Singapore for liquidity. We believe that these two countries will continue to offer strong growth prospects in the years ahead.

RISING STANDARD OF LIVING OFFERS GROWTH OPPORTUNITIES FOR SELECT COMPANIES

The Fund owns a number of companies that are well positioned to benefit from the rising standard of living and increased disposable incomes around the region. One such company is Glorious Sun which is listed in Hong Kong, but manufactures and sells jeans and sweaters throughout China. It operates stores throughout China and is opening new stores at the rate of two per week.

Another Fund holding is Four Seas Mercantile, also based in Hong Kong. Four Seas is the largest importer of snack foods into Hong Kong and is growing its business in China. It distributes many name brands, including Cadbury, and recently entered into an agreement with Gallo to distribute wine in China. The company has grown earnings at close to 30% for the last two years and is likely to repeat this performance in the future.

A company we recently added to the portfolio is Lamex Holdings. Lamex builds and distributes office furniture in Hong Kong and China. With the rapid growth of office space in the major Chinese cities, we view this company as a good long-term investment.

OPPORTUNITIES FOR LONG-TERM GLOBAL INVESTORS

We believe the current turmoil in the region presents long-term investors with some great opportunities. We currently have about 10% of the portfolio in cash and will look to add high quality, well-managed, smaller growth companies from around the region to our existing portfolio of 28 such companies. In the meantime, we expect to remain overweighted in Hong Kong and keep our positions in Singapore until we feel comfortable that the currencies and stock markets of the other Tiger markets have stabilized.

           COLONIAL NEWPORT TIGER CUB FUND INVESTMENT PERFORMANCE VS.
                    THE MSCI PACIFIC REGION (EX-JAPAN) INDEX
                Change in Value of $10,000 from 6/30/96 - 8/31/97

                       CLASS A SHARES BASED ON NAV AND MOP


AVERAGE ANNUAL TOTAL RETURNS\1/
Inception 6/3/96       NAV            MOP
-------------------------------------------
1 year               (0.85)%        (6.55)%
-------------------------------------------
SINCE INCEPTION      (4.93)         (9.08)


                                            MSCI
                                      PACIFIC REGION
               NAV            MOP    (EX-JAPAN) INDEX
------------------------------------------------------

Jun 30, 96     10,000          9,425         10,000
Jul 31, 96      9,424.823      8,882.896      9,495.69
Aug 31, 96      9,404.642      8,863.875      9,920.15
Sep 30, 96      9,515.641      8,968.491     10,173.23
Oct 31, 96      9,162.462      8,635.62      10,449.48
Nov 30, 96      9,606.458      9,054.087     11,006.71
Dec 31, 96      9,727.548      9,168.214     11,027.67
Jan 31, 97      9,899.092      9,329.894     10,895.01
Feb 28, 97      9,767.911      9,206.256     11,049.25
Mar 31, 97      9,354.188      8,816.321     10,536.05
Apr 30, 97      9,273.461      8,740.237     10,319.68
May 31, 97      9,798.184      9,234.788     10,961.18
Jun 30, 97      9,929.364      9,358.426     11,200.55
Jul 31, 97     10,302.72       9,710.318     11,170.49
Aug 31, 97      9,182.644      8,654.642      9,620.27

                     CLASS B SHARES BASED ON NAV AND W/CDSC

AVERAGE ANNUAL TOTAL RETURNS\1/
Inception 6/3/96       NAV            MOP
-------------------------------------------
1 year               (1.70)%        (6.62)%
-------------------------------------------
SINCE INCEPTION      (5.70)         (8.55)

                                            MSCI
                                      PACIFIC REGION
               NAV            MOP    (EX-JAPAN) INDEX
------------------------------------------------------

Jun 30, 96     10,000         10,000         10,000
Jul 31, 96      9,424.823      9,424.823      9,495.69
Aug 31, 96      9,384.46       9,384.46       9,920.15
Sep 30, 96      9,495.459      9,495.459     10,173.23
Oct 31, 96      9,142.28       9,142.28      10,449.48
Nov 30, 96      9,576.186      9,576.186     11,006.71
Dec 31, 96      9,697.275      9,697.275     11,027.67
Jan 31, 97      9,848.638      9,848.638     10,895.01
Feb 28, 97      9,717.457      9,717.457     11,049.25
Mar 31, 97      9,303.733      9,303.733     10,536.05
Apr 30, 97      9,212.916      9,212.916     10,319.68
May 31, 97      9,727.548      9,727.548     10,961.18
Jun 30, 97      9,858.729      9,858.729     11,200.55
Jul 31, 97     10,211.91      10,211.91      11,170.49
Aug 31, 97      9,101.917      8,737.84       9,620.27

                     CLASS C SHARES BASED ON NAV AND W/CDSC\2/

AVERAGE ANNUAL TOTAL RETURNS\1/
Inception 6/3/96       NAV            MOP
-------------------------------------------
1 year                 (1.59)%        (2.58)%
-------------------------------------------
SINCE INCEPTION        (5.62)         (5.62)

                                MSCI
                           PACIFIC REGION
               NAV        (EX-JAPAN) INDEX
------------------------------------------

Jun 30, 96     10,000         10,000
Jul 31, 96      9,424.823      9,495.69
Aug 31, 96      9,384.46       9,920.15
Sep 30, 96      9,495.459     10,173.23
Oct 31, 96      9,142.28      10,449.48
Nov 30, 96      9,576.186     11,006.71
Dec 31, 96      9,697.275     11,027.67
Jan 31, 97      9,858.729     10,895.01
Feb 28, 97      9,727.548     11,049.25
Mar 31, 97      9,303.733     10,536.05
Apr 30, 97      9,212.916     10,319.68
May 31, 97      9,737.639     10,961.18
Jun 30, 97      9,858.729     11,200.55
Jul 31, 97     10,222         11,170.49
Aug 31, 97      9,101.917      9,620.27


\1/ Average annual total returns are as of 9/30/97, the most recent quarter end.

\2/ Effective July 1, 1997, Class D shares were converted to Class C shares.

A hypothetical $10,000 investment in Class Z shares made on June 30, 1996 at net asset value (NAV) would amount to $9,213 on August 31,1997.

MSCI Pacific Region (ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indices are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) returns include the maximum initial sales charge of 5.75% for Class A shares. The CDSC returns reflect the applicable charges of: 5% for one year, and 4% since inception for Class B shares and 1% for one year for Class C shares.

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1997 (IN THOUSANDS)

COMMON STOCKS - 78.3%                               COUNTRY   SHARES      VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 32.1%
   DEPOSITORY INSTITUTIONS - 8.5%
   Dah Sing Financial                               HK           150    $   627
   HSBC Holdings PLC                                HK            10        292
   JCG Holdings Ltd.                                HK           476        365
   Keppel Bank                                      Si           150        313
                                                                        -------
                                                                          1,597
                                                                        -------
   HOLDING & OTHER INVESTMENT OFFICES - 4.5%
   Dickson Concepts International Ltd.              HK           223        847
                                                                        -------
   INSURANCE CARRIERS - 1.3%
   Thai Reinsurance Co., Ltd.                       Th           100        252
                                                                        -------
   NONDEPOSITORY CREDIT INSTITUTIONS - 4.6%
   Manhattan Card Co., Ltd.                         HK           908        334
   Singapore Finance Ltd.                           Si           344        431
   ST Capital Ltd.                                  Si           160         99
                                                                        -------
                                                                            864
                                                                        -------
   REAL ESTATE - 13.2%
   Cheung Kong Holdings Ltd.                        HK            75        794
   City Developments Ltd.                           Si            54        340
   Hon Kwok Land Investment Ltd.                    HK         1,085        444
   Sun Hung Kai Properties Ltd.                     HK            79        897
                                                                        -------
                                                                          2,475
                                                                        -------

--------------------------------------------------------------------------------
MANUFACTURING - 20.0%
   ELECTRONIC COMPONENTS - 6.1%
   Johnson Electric Holdings Ltd.                   HK           274        616
   Varitronix International Ltd.                    HK           386        533
                                                                        -------
                                                                          1,149
                                                                        -------
   FABRICATED METAL - 2.4%
   Sinocan Holdings Ltd.                            HK         1,118        462
                                                                        -------

   FURNITURE & FIXTURES - 1.6%
   Lamex Holdings Ltd.                              HK         1,000        310
                                                                        -------

   LIGHTING EQUIPMENT - 3.3%
   Clipsal Industries Ltd.                          Si           187        617
                                                                        -------

   MEASURING & ANALYZING INSTRUMENTS - 3.6%
   China Hong Kong Photo Products                   HK         1,898        674
                                                                        -------

   RUBBER & PLASTIC - 3.0%
   PT Dynaplast - Foreign Reg.                      In         1,668        511
   Srithai Superware Public Co., Ltd.
   (Foreign)                                        Th            33         63
                                                                        -------
                                                                            574
                                                                        -------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 10.7%
   COMMUNICATIONS - 5.6%
   Hong Kong Telecommunications Ltd.                HK           151        317
   Vanda Systems & Communication Holdings Ltd.      HK         1,276        724
                                                                        -------
                                                                          1,041
                                                                        -------
   GAS SERVICES - 2.9%
   Hong Kong and China Gas Co., Ltd.                HK           296        551
                                                                        -------

   RAILROAD - 2.2%
   Guangshen Railway Co., Ltd.                      HK         1,000        416
                                                                        -------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 15.5%
   DURABLE GOODS
   Four Seas Mercantile                             HK         1,754      1,098
   Glorious Sun Enterprises                         HK         1,900        729
   Li & Fung Ltd.                                   HK         1,062      1,083
                                                                        -------
                                                                          2,910
                                                                        -------

TOTAL INVESTMENTS (cost of $15,207)(a)                                   14,739
                                                                        =======

SHORT-TERM OBLIGATIONS - 9.7%                                    PAR
--------------------------------------------------------------------------------
   Repurchase agreement with Greenwich Capital Markets, dated 08/29/97 due 09/02/97 at 5.530%, collateralized by U.S. Treasury bonds & notes with various maturities to 2025, market value $1,867
   (repurchase proceeds $1,829)                              $ 1,828      1,828
                                                                        -------

FORWARD CURRENCY CONTRACTS (b) - (0.0)%                                      (2)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 12.0%                                   2,255
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                       $18,820
                                                                        =======
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Cost for federal income tax purposes is the same.
(b)  As of August 31, 1997, the Fund had entered into the following forward currency exchange contracts:
                                                               NET UNREALIZED
     CONTRACTS             IN EXCHANGE       SETTLEMENT        DEPRECIATION
    TO DELIVER                FOR              DATE              (US $)
    ----------                ---              ----              ------
     PP 4,630     US         $149            09/02/97              $2

Summary of Securities
 by Country                                 Country          Value   % of Total
--------------------------------------------------------------------------------
Hong Kong                                   HK            $ 12,113          82.2
Singapore                                   Si               1,800          12.2
Indonesia                                   In                 511           3.5
Thailand                                    Th                 315           2.1
                                                          --------         -----
                                                          $ 14,739         100.0
                                                          ========         =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      Acronym                               Name
   --------------                  -----------------------
        PP                            Phillipine Peso

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $15,207)                                 $ 14,739
Short-term obligations                                                 1,828
                                                                    --------
                                                                      16,567

Cash including foreign currencies (cost $339)         339
Receivable for:
  Investments sold                                  2,015
  Dividends                                            39
  Fund shares sold                                     29
  Interest                                              1
  Expense reimbursment due from
    Adviser/Administrator                             146
Deferred organization expenses                          1              2,570
                                                    -----           --------
    Total Assets                                                      19,137

LIABILITIES
Foreign currencies (cost $83)                          83
Unrealized depreciation on forward
 currency contracts                                     2
Payable for:
  Investments purchased                               143
  Fund shares repurchased                              50
Accrued:
  Management fee                                       20
  Administration fee                                    4
  Transfer agent fee                                    5
  Bookkeeping fee                                       2
  Other                                                 8
                                                    -----
    Total Liabilities                                                    317
                                                                    --------

NET ASSETS                                                          $ 18,820
                                                                    ========

Net asset value & redemption price per share -
Class A ($8,653/951)                                                $   9.10
                                                                    ========

Maximum offering price per share - Class A
($9.10/0.9425)                                                      $   9.66(a)
                                                                    ========

Net asset value & offering price per share -
Class B ($7,664/850)                                                $   9.02(b)
                                                                    ========

Net asset value & offering price per share -
Class C ($1,300/144)                                                $   9.02(b)
                                                                    ========

Net asset value, offering & redemption price
per share - Class Z ($1,203/132)                                    $   9.13
                                                                    ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997
(in thousands)
INVESTMENT INCOME
Dividends:
  Srithai Superware Public Co., Ltd. (Foreign)                      $     32
  Varitronix International Ltd.                                           32
  Other                                                                  356
Interest                                                                  40
                                                                    --------
      Total Investment Income (net of nonrebatable
      foreign taxes withheld at source which
      amounted to $23)                                                   460

EXPENSES
Management fee                                      $ 184
Administration fee                                     40
Service fee - Class A                                  19
Service fee - Class B                                  15
Service fee - Class C                                   3
Distribution fee - Class B                             46
Distribution fee - Class C                             10
Transfer agent fee                                     51
Bookkeeping fee                                        27
Trustees fee                                            6
Audit fee                                              16
Legal fee                                               5
Custodian fee                                          72
Registration fee                                      104
Reports to shareholders                                 5
Other                                                   8
                                                    -----
                                                      611
Fees and expenses waived or borne
   by the Adviser/Administrator                      (198)               413
                                                    -----           --------
       Net Investment Income                                              47
                                                                    --------

NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
 Net realized loss on:
  Investments                                        (468)
  Foreign currency transactions                      (124)
                                                    -----
       Net Realized Loss                                                (592)
Change in net unrealized depreciation
 during the period on:
  Investments                                        (151)
  Foreign currency transactions                        (6)
                                                    -----
       Net Unrealized Depreciation                                      (157)
                                                                    --------
       Net Loss                                                         (749)
                                                                    --------
Decrease in Net Assets from Operations                              $   (702)
                                                                    ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year        Period
                                                           ended       ended
(in thousands)                                           August 31    August 31
                                                         ---------    --------
INCREASE (DECREASE) IN NET ASSETS                           1997       1996 (a)
Operations:
Net investment income                                    $     47     $     5
Net realized loss                                            (592)        (62)
Net unrealized depreciation                                  (157)       (317)
                                                         --------     -------
    Net Decrease from Operations                             (702)       (374)
                                                         --------     -------
Fund Share Transactions: (b)
Receipts for shares sold - Class A                          9,296       4,138
Cost of shares repurchased - Class A                       (3,860)       (462)
                                                         --------     -------
                                                            5,436       3,676
                                                         --------     -------
Receipts for shares sold - Class B                          7,205       2,816
Cost of shares repurchased - Class B                       (1,884)        (49)
                                                         --------     -------
                                                            5,321       2,767
                                                         --------     -------
Receipts for shares sold - Class C                          1,323         889
Cost of shares repurchased - Class C                         (722)       (108)
                                                         --------     -------
                                                              601         781
                                                         --------     -------
Receipts for shares sold - Class Z                            114       1,250
Cost of shares repurchased - Class Z                          (50)          -
                                                         --------     -------
                                                               64       1,250
                                                         --------     -------
  Net Increase from Fund Share Transactions                11,422       8,474
                                                         --------     -------
        Total Increase                                     10,720       8,100
NET ASSETS
Beginning of period                                         8,100           -
                                                         --------     -------
End of period (including accumulated
 net investment loss of $93 and $17,
 respectively)                                           $ 18,820     $ 8,100
                                                         ========     =======

NUMBER OF FUND SHARES (b)
Sold - Class A                                                979         429
Repurchased - Class A                                        (408)        (49)
                                                         --------     -------
                                                              571         380
                                                         --------     -------
Sold - Class B                                                765         290
Repurchased - Class B                                        (200)         (5)
                                                       ----------- -----------
                                                              565         285
                                                       ----------- -----------
Sold - Class C                                                140          90
Repurchased - Class C                                         (75)        (11)
                                                       ----------- -----------
                                                               65          79
                                                       ----------- -----------
Sold - Class Z                                                 12         125
Repurchased - Class Z                                          (5)          -
                                                       ----------- -----------
                                                                7         125
                                                       ----------- -----------

(a) The Fund commenced investment operations on June 3, 1996.
(b) Effective July 1, 1997, Class D shares were converted to Class C shares.

    See notes to financial statements.

                    NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 1997

NOTE 1.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Newport Tiger Cub Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies (i.e. companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were converted to Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions which cannot be valued as set forth above. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fee and Class B and Class C distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes. The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Newport Fund Management, Inc. (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Adviser, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $25,828 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $14,344 and $1,900 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended August 31, 1997, purchases and sales of investments, other than short-term obligations, were $22,214,219 and $13,991,180, respectively.

Unrealized appreciation (depreciation) at August 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

                 Gross unrealized appreciation      $      954,318
                 Gross unrealized depreciation          (1,422,345)
                                                    --------------
                    Net unrealized depreciation     $     (468,027)
                                                    ==============

CAPITAL LOSS CARRYFORWARDS: At August 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                       Capital loss
                 expiration                      carryforward
                 ----------                      ------------
                    2005                           $38,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assests under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal fund rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1997.

NOTE 5.  OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
At August 31, 1997, the Fund had one shareholder, Liberty Financial Companies, Inc., who owned greater than 5% of the Fund's shares outstanding.

NOTE 6.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
   Capital paid in                                    $ 19,889
   Accumulated net investment loss                         (93)
   Accumulated net realized loss                          (502)
   Net unrealized depreciation:
      Investments                                         (468)
      Foreign currency transactions                         (6)
                                                      --------
                                                      $ 18,820
                                                      ========

                                 FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Year ended August 31
                               -----------------------------------------------------
                                                       1997
                               Class A        Class B        Class C(d)     Class Z
                               --------       --------       --------       --------
Net asset value -
  Beginning of period          $  9.320       $  9.300       $  9.300       $  9.320
                               --------       --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)(b)             0.059(e)      (0.012)(e)     (0.012)(e)      0.083(e)
Net realized and
 unrealized loss (b)             (0.279)        (0.268)        (0.268)        (0.273)
                               --------       --------       --------       --------
   Total from Investment
      Operations                 (0.220)        (0.280)        (0.280)        (0.190)
                               --------       --------       --------       --------

Net asset value -
   End of period               $  9.100       $  9.020       $  9.020       $  9.130
                               ========       ========       ========       ========
Total return (f)(g)             (2.36)%        (3.01)%        (3.01)%        (2.04)%
                               ========       ========       ========       ========

  RATIOS TO AVERAGE NET ASSETS
Expenses (i)                      2.25%          3.00%          3.00%          2.00%
Net investment
 income (loss) (i)                0.62%         (0.13)%        (0.13)%         0.87%
Fees and expenses
 waived or borne by
 the Adviser/Administrator (i)    1.09%          1.09%          1.09%          1.09%
Portfolio turnover                  96%            96%            96%            96%
Average commission rate        $ 0.0053       $ 0.0053       $ 0.0053       $ 0.0053
Net assets at end
 of period (000)               $  8,653       $  7,664       $  1,300       $  1,203


  (a) Net of fees and expenses waived or borne by the Adviser/Administrator
      which amounted to:       $  0.105       $  0.105       $  0.105       $  0.105
  (b)   Per share data was calculated using average shares outstanding during the period.
  (c) The Fund commenced investment operations on June 3, 1996
  (d) Effective July 1, 1997, Class D shares were converted to Class C shares.
  (e) Includes distributions from Srithai Superware Public Co., Ltd. and Varitronix
      International Ltd. which amounted to $0.039 per share.
  (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
  (g) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
  (h) Not annualized.
  (i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
  (j) Annualized.

                           FINANCIAL HIGHLIGHTS - CONT.




                              Period ended August 31
                 --------------------------------------------------
                                     1996 (c)
                  Class A      Class B      Class D       Class Z
                 ----------    ---------    ---------    ----------

                      $ 10.000     $ 10.000     $ 10.000      $ 10.000
                      --------     --------     --------      --------



                         0.016       (0.002)      (0.002)        0.021

                        (0.696)      (0.698)      (0.698)       (0.701)
                      --------     --------     --------      --------

                        (0.680)      (0.700)      (0.700)       (0.680)
                      --------     --------     --------      --------


                      $  9.320     $  9.300      $ 9.300       $ 9.320
                      ========     ========      =======       =======
                       (6.80)%(h)   (7.00)%(h)   (7.00)%(h)    (6.80)%(h)
                      ========     ========      =======       =======


                         2.25%(j)     3.00%(j)     3.00%(j)      2.00%(j)

                         0.62%(j)   (0.13)%(j)   (0.13)%(j)      0.87%(j)


                         5.16%(j)     5.16%(j)     5.16%(j)      5.16%(j)
                            3%(h)        3%(h)        3%(h)         3%(h)
                      $ 0.0049     $ 0.0049     $ 0.0049      $ 0.0049

                      $  3,542     $  2,654     $    738      $  1,166




                      $  0.123     $  0.123      $ 0.123      $  0.123

                        REPORT OF INDEPENDENT ACCOUNTANTS

  T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
     COLONIAL NEWPORT TIGER CUB FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Newport Tiger Cub Fund (a series of Colonial Trust II) at August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased had not settled with the custodian, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
October 13, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES\1/: Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY\1/: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

\1/ Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Newport Tiger Cub Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Newport Tiger Cub Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 to order additional reports.

This report has been prepared for shareholders of Colonial Newport Tiger Cub Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC .(C)1997
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, Massachusetts 02111-2621
                                                         CF-02/110E-0897 (10/97)